UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 26, 2022

CIVISTA BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Ohio	001-36192	34-1558688
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870
(Address of principal executive offices)

Registrant’s telephone number, including area code: (419) 625-4121

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	CIVB	NASDAQ Capital Market

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 26, 2022, the Board of Directors (the “Board”) of Civista Bancshares, Inc. (“Civista”) appointed Lorina Wise to fill a vacancy on the Board created by the retirement of Thomas Depler. Mrs. Wise has practiced law for thirty-eight years and has worked with large corporations on labor and employment matters for over twenty-five years. Mrs. Wise’s term as a Civista director will commence on July 26, 2022 and continue until the 2023 Annual Meeting of Shareholders. It is expected that she will be nominated by the Board to stand for reelection at Civista’s 2023 Annual Meeting of Shareholders. Mrs. Wise will also serve as a member of the board of directors of Civista Bank (the “Bank”). Committee appointments will be determined in the near future.

For her service as a director Mrs. Wise will receive, on a pro rata basis, the director retainer compensation described in Civista’s 2022 proxy statement. Directors of Civista are not paid any fees for their service on Civista’s Board. Rather, each non-employee director of the Bank receives a retainer, which is paid in Civista stock, for service on the board of directors of the Bank. Members of the Bank’s board of directors also receive meeting fees for each Bank board of director and committee meeting attended.

A copy of the press release announcing Mrs. Wise’s appointment is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibit 99.1 press release announcing the appointment of Lorina Wise to the Board of Directors

Exhibit 104     Cover Page Interactive File-the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Civista Bancshares, Inc.
(Registrant)

Date: July 27, 2022	/s/ Todd A. Michel
Todd A. Michel,
Senior Vice President and Controller